TIFF Investment Program (“TIP”)

Supplement dated March 8, 2023

to the TIP Prospectus dated April 29, 2022, as Supplemented April 29, and May 4, 2022

This supplement provides new and additional information to the TIP prospectus dated April 29, 2022, as supplemented April 29, and May 4, 2022 (the “Prospectus”).

On March 7, 2023, the Board of Trustees of TIP (the “Board”) approved a money manager agreement between TIFF Multi-Asset Fund (the “Fund”) and Greenhouse Funds LLLP (“Greenhouse”), a new money manager for the Fund, effective immediately.

The following paragraph regarding Greenhouse Funds LLLP is added under the heading “Money Managers and Their Strategies” on page 10 of the Prospectus after the description of Fundsmith, LLP:

Greenhouse Funds LLLP (“Greenhouse”) invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). The manager will normally hold a limited number (typically 25 to 50) of companies. However, from time to time the manager may hold fewer or more companies and invest in companies with larger market capitalizations. The manager will hold a mix of both value and growth stocks as part of the manager’s opportunistic approach to investing.

The following paragraph regarding Greenhouse Funds LLLP is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 20 of the Prospectus, after the description of Fundsmith, LLP:

Greenhouse Funds LLLP (605 S. Eden Street, Suite 250, Baltimore, MD 21231) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.50% per year on portfolio assets. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the Russell 2000 Total Return Index, generally calculated over 12-month periods each ending June 30. Joseph Milano, CFA (Founder and Chief Investment Officer) founded Greenhouse in June 2013. Prior to founding the firm, he served as portfolio manager of the T. Rowe Price New America Growth Fund from July 2002 until May 2013. Mr. Milano previously served as a vice president of T. Rowe Price, which he joined in 1996.

Please keep this supplement for future reference.

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